Prepaid Expenses and Other Current Assets - Schedule (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
PREPAID EXPENSES AND OTHER CURRENT ASSETS [Abstract]
VAT and other tax credits	$ 2,186	$ 2,526
Insurance claims receivable, net	1,025	1,744
Deferred insurance premiums	1,074	2,042
Advances to suppliers	192	1,285
Other	1,706	2,195
Total prepaid expenses and other current assets	$ 6,183	$ 9,792